UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

SPIRIT AIRLINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Spirit SPRTAINESING XUM WW MRAMA 375 V50005-P06609 Your Vote Counts! SPIRIT AIRLINES INC. 2024 Annual Meeting Vote by June 6, 2024 11:59 PM ET You invested in SPIRIT AIRLINES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 7, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. Vote Virtually at the Meeting* June 7, 2024 9:00a.m. ET Virtually at www.virtualshareholdermeeting.com/SAVE2024

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. To elect the following two Class I directors to hold office until the 2027 annual meeting of stockholders or until their resignation or removal, or until their respective successors are elected: 2. 3. 4. Nominees: 01) Robert D. Johnson 2) Barclay G. Jones III Board Recommends For To ratify the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP as the independent For registered public accounting firm of the Company for its fiscal year ending December 31, 2024; To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the attached Proxy Statement pursuant to executive compensation disclosure rules under the Securities Exchange Act of For 1934, as amended; To hold a non-binding, advisory vote on whether the advisory vote to approve the compensation of our named executive officers should be held every one, two or three years; and 5. To approve the Company’s 2024 Incentive Award Plan. NOTE: The meeting agenda also includes the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Year For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V50006-PO6609